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                                                                    Exhibit 10.5

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and given as of this 24th day of December, 1997, by CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation (the "Pledgor"), for the benefit of HP CW Properties Trust, a Maryland real estate investment trust (together with its successors and assigns, the "Secured Party").

                              W I T N E S S E T H:

        WHEREAS, pursuant to a Lease Agreement, dated as of December 24, 1997 (as amended from time to time, the "Lease"), the Secured Party leased to Candlewood Leasing No. 1, Inc., a Delaware corporation (the "Tenant"), and the Tenant leased from the Secured Party certain premises as more particularly described in and subject to and upon the terms and conditions set forth in the Lease; and

        WHEREAS, the Pledgor owns all of the outstanding shares of capital stock of the Tenant and shall derive direct substantial benefit from the transactions contemplated by the Lease;

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. CERTAIN TERMS. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Lease.

        SECTION 2. PLEDGE. The Pledgor hereby pledges to the Secured Party the shares of capital stock of the Tenant (the "Pledged Stock") listed in Exhibit A attached hereto (the Pledged Stock and any additional securities or collateral pledged hereunder, collectively, the "Pledged Collateral"), and the Pledgor hereby grants to the Secured Party a security interest in all of the Pledged Collateral as security for the due and punctual payment and performance of the Secured Obligations (as hereinafter defined).

        SECTION 3. SECURED OBLIGATIONS. For purposes of this Agreement, the term "Secured Obligations" shall mean the payment and performance of each and every obligation of the Tenant to the Secured Party, under the Lease, whether now existing or hereafter arising, and including, without limitation, payment of the Rent.

        SECTION 4. REPRESENTATIONS OF THE PLEDGOR. The Pledgor covenants that the Pledged Stock is duly and validly pledged to the Secured Party in accordance with law and the Pledgor shall warrant and defend the Secured Party's right, title and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever. The Pledgor represents and warrants to the Secured Party that the Pledgor has good title to all the Pledged Stock, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever; that the Pledged Stock is not subject to any restriction on transfer contained in the charter documents or by-laws of the Tenant or in any agreement or instrument to which the Tenant or the Pledgor are a party or by which the Tenant or the Pledgor is bound which would



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prohibit or restrict the pledge of the Pledged Stock hereunder or the disposition thereof upon default hereunder; that all of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable; and that the Pledged Stock constitutes all of the presently issued and outstanding shares of the capital stock of the Tenant. The Pledgor covenants and agrees that if any additional shares of the capital stock of the Tenant are acquired by the Pledgor after the date hereof the same shall constitute a part of the Pledged Collateral and shall be pledged with the Secured Party as provided in Section 2 upon such acquisition.

        Section 5. COVENANTS OF THE PLEDGOR. The Pledgor hereby covenants and agrees that it shall not sell, convey or otherwise dispose of any of the Pledged Collateral nor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than the liens on and security interests in the Pledged Collateral created hereby. The Pledgor further covenants and agrees that it shall not consent to or approve the issuance of any additional shares of the capital stock of the Tenant.

        SECTION 6. DISTRIBUTIONS, ETC. Upon the dissolution, winding up, liquidation or reorganization of the Tenant, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Tenant, if any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party, to be held as collateral security for the Secured Obligations. If any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (excluding cash dividends) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Tenant, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

        SECTION 7. EVENT OF DEFAULT. For purposes of this Agreement, the term "Event of Default" shall mean (a) the occurrence of an Event of Default under the Lease; (b) the failure of the Pledgor to comply with any of its covenants or obligations under this Agreement and the continuation thereof for a period of thirty 30 days after written notice thereof; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time and if in addition the Pledgor commences to cure or cause to be cured such default within thirty (30) days after written notice thereof from the Secured Party and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional ninety (90) days in the aggregate) as may be necessary to cure such default with all due diligence; or
(c) any representation or warranty contained herein or made by the Pledgor in connection herewith shall prove to have been false or misleading in any material respect when made.

        SECTION 8. REMEDIES. a. Upon the occurrence of an Event of Default, the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees, subject to the provisions of the Uniform Commercial Code or other applicable law.


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               b. Upon the occurrence and during the continuance of an Event of
Default, the Secured Party shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all such rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, all such rights under any shareholders agreement, and further including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Tenant, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine.

               c. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law and shall have the right to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Secured Party shall give the Pledgor at least ten
(10) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor to the extent permitted by applicable law. All such sales shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales, the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of any kind or nature of the Pledgor, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the Tenant to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including attorneys' fees; and second, to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine; and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Pledgor).

        The Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act


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of 1933, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own accounts, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Secured Party shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that private sales made under the foregoing circumstances may be deemed to have been made in a commercially reasonable manner. Nothing herein shall be deemed to require the Pledgor to effect a registration of the Pledged Collateral under the Securities Act of 1933.

               d. Upon the occurrence and during the continuance of any Event of Default, the Secured Party, in its discretion, may demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral. Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall further have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

               e. The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to the Pledgor, other than for gross negligence or willful misconduct.

        SECTION 9. RIGHTS OF SECURED PARTY. No course of dealing between the Pledgor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Secured Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

        SECTION 10. ASSIGNMENT, ETC. No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Party of its interest under the Lease, the Secured Party may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or assignee of such interest, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility thereafter arising hereunder with respect to the rights and interests so assigned.

        SECTION 11. DUTY OF SECURED PARTY. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no


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duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

        SECTION 12. WAIVERS, ETC. To the extent permitted by applicable law, the Pledgor, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, payment, notice of dishonor, protest and, except as otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder or in connection with any Secured Obligations. The Secured Party may release, supersede, exchange or modify any collateral security it may from time to time hold and release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgor. The Secured Party shall be under no duty to exhaust its rights against any such collateral security or any such third party before realizing on the Pledged Collateral. Such modifications, changes, renewals, releases or other actions shall in no way affect the Pledgor' obligations hereunder.

        The Pledgor further waives any right it may have under the Constitution of The Commonwealth of Massachusetts (or under the constitution of any other state in which the any of the Pledged Collateral may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. THE PLEDGOR'S WAIVERS UNDER THIS SECTION 12 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE Pledgor HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

        SECTION 13. FURTHER ASSURANCES AS TO COLLATERAL; ATTORNEY-IN-FACT. From time to time hereafter, the Pledgor shall execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including without limitation financing statements, renewal statements, collateral assignments and other security documents), and shall take all such actions, as the Secured Party may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Party's rights with respect to the Pledged Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Pledgor which may be deemed to be a part of the Pledged Collateral) pursuant hereto and thereto. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation, assignments, conveyances and transfers which are required to be taken or executed by the Pledgor under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of the Pledgor; provided, however, that the Secured Party shall not be entitled to take any action required of the Pledgor under this Agreement unless the Secured Party has made written demand


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on the Pledgor to take such action and the Pledgor, having been afforded a reasonable time to take such action, fails to do so.

        SECTION 14. NOTICES. a. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

               b. All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

               c. All such notices shall be addressed,

               if to the Secured Party to:

                      c/o Hospitality Properties Trust
                      400 Centre Street
                      Newton, Massachusetts  02158
                      Attn:  Mr. John G. Murray
                      [Telecopier No. (617) 969-5730]

               with a copy to:

                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts  02109
                      Attn:  Jennifer B. Clark, Esq.
                      [Telecopier No. (617) 338-2880]

               if to the Pledgor to:

                      Candlewood Hotel Company, Inc.
                      Lakepoint Office Park
                      9342 East Central
                      Wichita, Kansas 67206

                      Attn: Mr. Jack P. DeBoer

                      [Telecopier No. (316) 631-1333]


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               with a copy to:

                      Latham & Watkins
                      701 "B" Street, Suite 2100
                      San Diego, CA 92101

                      Attn: Jon D. Demarest, Esq.

                      [Telecopier No. (619) 696-7419]

               d. By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

        SECTION 15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. Where the context so permits or requires, terms defined herein in the singular number shall include the plural, and in the plural number, the singular. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original and all of which shall together constitute one and the same agreement.

        SECTION 16. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Pledged Collateral is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for the Pledgor or any substantial part of its or property, or otherwise, all as though such payments had not been made.

        SECTION 17. RESTRICTIONS ON TRANSFER. To the extent that any restrictions imposed by any shareholders agreement, the Articles of Incorporation or charter of the Tenant or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Secured Party of any right granted hereunder including, without limitation, the right of the Secured Party to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions, and hereby agree that they will take any action which the Secured Party may reasonably request in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement free of any such restrictions.

        SECTION 18. APPLICABLE LAW. This Agreement and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby and thereby shall be interpreted, construed, applied and enforced in accordance with the laws of The


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Commonwealth of Massachusetts applicable to contracts between residents of
Massachusetts which are to be performed entirely within Massachusetts regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the jurisdiction where any of the Pledged Collateral is situated or otherwise has a situs will apply to the perfection, disposition and realization upon such Pledged Collateral.

        To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as may be provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

        SECTION 19. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

        SECTION 20. ENTIRE CONTRACT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

        SECTION 21. HEADINGS; COUNTERPARTS. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

        SECTION 22. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT CW PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, THE SECURED PARTY. ALL PERSONS DEALING WITH THE


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SECURED PARTY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTY
FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

        WITNESS the execution hereof under seal as of the date above first written.

                                       CANDLEWOOD HOTEL COMPANY, INC.


                                       By: /s/ PAMELA CLOUD
                                           --------------------------------
                                       Its: Assistant Secretary


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